UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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GLADSTONE INVESTMENT CORPORATION
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GLADSTONE INVESTMENT CORPORATION
1521 Westbranch Drive, Suite 200, McLean, Virginia 22102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 10, 2006

To The Stockholders Of Gladstone Investment Corporation:

Notice Is Hereby Given that the Annual Meeting of Stockholders of Gladstone Investment Corporation, a Delaware corporation (the “Company”), will be held on Thursday, August 10, 2006 at 11:00 a.m. local time at the Hilton McLean Tysons Corner at 7920 Jones Branch Drive, McLean, VA 22102 for the following purposes:

(1)   To elect three directors to hold office until the 2009 Annual Meeting of Stockholders and one director to hold office until the 2008 Annual Meeting of Stockholders.

(2)   To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The board of directors has fixed the close of business on Friday, June 23, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

Terry L. Brubaker
Secretary

McLean, Virginia
June 30, 2006

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

GLADSTONE INVESTMENT CORPORATION
1521 Westbranch Drive, Suite 200, McLean, Virginia 22102

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
August 10, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the board of directors of Gladstone Investment Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on Thursday, August 10, 2006, at 11:00 a.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Hilton McLean at 7920 Jones Branch Drive, McLean, VA 22102. The Company intends to mail this proxy statement and accompanying proxy card on or about June 30, 2006 to all stockholders entitled to vote at the Annual Meeting.

The Company is a closed-end, non-diversified, management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is externally managed by Gladstone Management Corporation, a registered investment adviser (the “Adviser”). The Adviser’s address is 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102.

Solicitation

The Company will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company’s common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of the Company’s common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company and the Adviser. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

Only holders of record of the Company’s common stock at the close of business on June 23, 2006 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on June 23, 2006 the Company had outstanding and entitled to vote 16,560,100 shares of common stock.

Each holder of record of the Company’s common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter is approved. Therefore, with respect to the election of directors (Proposal 1), abstentions and broker non-votes do not count either for or against the election of any director.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person.

Attendance at the meeting will not, by itself, revoke a proxy. However, no proxy is valid after eleven months from its date, unless otherwise provided in the proxy.

Stockholder Proposals and Stockholder Communications with the Board of Directors

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2007 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) is March 2, 2007. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Company not later than the close of business on May 11, 2007 nor earlier than the close of business on April 12, 2007. Stockholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

The Company’s Board has adopted a formal process by which stockholders may communicate with the Board. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Gladstone Investment Corporation, Attention: Investor Relations Manager, at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102. This information is also contained on the Company’s website at www.gladstoneinvestment.com.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s board of directors (the “Board”) is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively, from our initial public offering, which we completed in June 2005.

In general, vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred, and until his or her successor is elected and qualified.

The Board presently has ten members. There are three directors in the class whose term of office expires in 2006. Mr. Gerard Mead was appointed by our Board of Directors in December 2005, based on the recommendation of the Ethics, Nominating and Corporate Governance committee of the Board of Directors, to fill a vacancy created by an increase in the number of directors. Although Mr. Mead’s directorship is not scheduled to be voted on by stockholders until the 2008 Annual Meeting, the Board of Directors deemed it in our best interests and in the best interests of our stockholders to give our stockholders the earliest possible opportunity to vote on Mr. Mead’s election. Each of the remaining nominees listed below was recommended to the Board of Directors by our Chief Executive Officer to fill a vacancy on the Board of Directors in June 2005 immediately prior to our initial public offering, and is standing for election by the stockholders for the first time. If elected at the Annual Meeting, each of these nominees would serve until the 2009 Annual Meeting (in the case of Mr. Mead, the 2008 Annual Meeting), and until his or her successor is elected and qualified, or his or her earlier death, resignation or removal. No nominee has been proposed for election pursuant to any agreement or understanding between him or her and the Company.

Directors are elected by a majority of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that any of the nominees should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominees as management may propose. The nominees have agreed to serve if elected, and management has no reason to believe that any of them will be unable to serve.

Set forth below is biographical information for each person nominated, each person whose term of office as a director will continue after the Annual Meeting, and each executive officer who is not a director.

Nominees for Election for a Three-year Term Expiring at the 2009 Annual Meeting

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director
Disinterested Directors
David A.R. Dullum (57)	Director	Term expires at	President and a	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean,Virginia 22102		2006 Annual Meeting. Director of the Company since 2005.	Director of Harbor Acquisition Corporation since 2005. Partner of New England Partners, a venture capital firm, since 1995.	Commercial Corporation; Gladstone Capital Corporation; Harbor Acquisition Corporation
Maurice W. Coulon (64)	Director	Term expires at	Private investor in	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102		2006 Annual Meeting. Director of the Company since 2005.	real estate since 2000. Director of Portfolio Management of Morgan Stanley Real Estate Company from 1991 to 2000.	Commercial Corporation; Gladstone Capital Corporation

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director
Interested Director
Terry Lee Brubaker (62)*	Director,	Term expires at	Vice Chairman	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	Vice Chairman, Chief Operating Officer and Secretary	2006 Annual Meeting. Director of the Company since 2005.

and Chief Operating Officer of the Company since 2005. Vice Chairman and Chief Operating Officer of Gladstone Capital Corporation and Gladstone Commercial Corporation since 2004. President and Chief Operating Officer of Gladstone Capital from 2001 to 2004, and of Gladstone Commercial from 2003 to 2004.  President, Chief Operating Officer and a Director of the Adviser. Founder and chairman of the board of Heads Up Systems, a process consulting firm, from 1999 to 2003.

Commercial Corporation; Gladstone Capital Corporation

Nominee for Election for a Two-year Term Expiring at the 2008 Annual Meeting

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director
Disinterested Directors
Gerard Mead (62)	Director	Term expires at	Chairman and	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102		2008 Annual Meeting. Director of the Company since 2005.

 founder of Gerard Mead Capital Management since 2003. Held various positions with Bethlehem Steel Corporation, including Director of Investment Research, Pension Trust Chairman and Fund Manager, from 1966 to 2003.

Commercial Corporation; Gladstone Capital Corporation

Directors Continuing in Office until the 2007 Annual Meeting

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director
Disinterested Directors
Paul Adelgren (63)	Director	Term expires at	Pastor of	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102		2007 Annual Meeting. Director of the Company since 2005.	Missionary Alliance Church since 1997.	Commercial Corporation; Gladstone Capital Corporation
John H. Outland (60)	Director	Term expires at	Vice President of	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102		2007 Annual Meeting. Director of the Company since 2005.

Genworth Financial, Inc. since 2004. Managing Director of 1789 Capital Advisers, a financial consulting company, from 2002 to 2004. Vice President of Mortgage Backed Securities at Financial Guaranty Insurance Company from 1999 to 2001.

Commercial Corporation; Gladstone Capital Corporation

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director
Interested Director
David Gladstone (64)*	Chairman of the	Term expires at	Founder, Chief	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	Board and Chief Executive Officer	2007 Annual Meeting. Director of the Company since 2005.

Executive Officer and Chairman of the Board of the Company since its inception in 2005, of Gladstone Capital since its inception in 2001, and of Gladstone Commercial since its inception in 2003. Founder, Chief Executive Officer and Chairman of the Board of the Adviser. From 1997 to 2001 Mr. Gladstone was chairman or vice chairman of the board of directors of American Capital Strategies, a publicly traded leveraged buyout company and mezzanine debt finance company.

Commercial Corporation; Gladstone Capital Corporation

Directors Continuing in Office Until the 2008 Annual Meeting

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director
Disinterested Director
Michela A. English (56)	Director	Term expires at	President and CEO	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102		2008 Annual Meeting. Director of the Company since 2005.

of Fight for Children, a non-profit charitable organization focused on providing high-quality education and health care services to underserved youth in Washington, DC. President of Discovery Consumer Products, the retail, publishing and licensing arm of Discovery Communications, Inc., the leading global real-world media and entertainment company, from 1996 to 2004.

Commercial Corporation; Gladstone Capital Corporation
Anthony W. Parker (60)	Director	Term expires at	Founder and	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102		2008 Annual Meeting. Director of the Company since 2005.	Chairman of the Board of Medical Funding Corporation, the owner of Snelling Metro Personnel, a staffing agency, since 1977.	Commercial Corporation; Gladstone Capital Corporation

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past	Other Directorships
Name, Address, Age	With Company	Length of Term Served	Five Years	Held by Director
Interested Directors
George Stelljes III (44)*	Director,	Term expires at	President and Chief	Gladstone
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	President and Chief Investment Officer	2008 Annual Meeting. Director of the Company since 2005.

Investment Officer of the Company since 2005. President and Chief Investment Officer of Gladstone Capital since 2004. Executive Vice President and Chief Investment Officer of Gladstone Capital from 2002 to 2004, and of Gladstone Commercial since 2003. Executive Vice President, Chief Investment Officer and a director of the Adviser. Director of Intrepid Capital Management since 2003, and general partner and investment committee member of Patriot Capital since 2002. Co-founder and Managing Member of Camden Partners, a private equity firm from 1999 to 2002.

Capital Corporation; Intrepid Capital Management

Executive Officers Who are Not Directors

Principal Occupation(s)
	Position(s) Held	Term of Office and	During the Past
Name, Address, Age	With Company	Length of Term Served	Five Years
Harry Brill (58)	Chief Financial	Executive Officer	Chief Financial
Gladstone Investment Corporation 1521 Westbranch Drive, Suite 200 McLean, Virginia 22102	Officer	since 2005.

Officer since 2005, and Treasurer from 2005 to 2006. Chief Financial Officer of Gladstone Capital Corporation since 2001, and of Gladstone Commercial Corporation since 2003. Treasurer of Gladstone Capital from 2001 through 2006, and of Gladstone Commercial from 2003 through 2006. Chief Financial Officer of the Adviser. Personal financial advisor from 1995 to 2001.

Gary Gerson (41)	Treasurer	Executive Officer	Treasurer since
since 2006.

April 2006. Treasurer of Gladstone Capital, Gladstone Commercial, and the Adviser since 2006. Assistant Vice President of Finance at the Bozzuto Group, a real estate developer, manager and owner, from 2004-2006. Director, Finance, at PG&E National Energy Group from 2000-2004.

*Messrs. Gladstone, Brubaker, and Stelljes are interested persons of the Company, within the meaning of the Investment Company Act, due to their positions as officers of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR
OF EACH NOMINEE FOR DIRECTOR.

Board Committees and Meetings

During the period from our initial public offering on June 22, 2005 through March 31, 2006, our Board of Directors held four meetings. Our Board of Directors has an audit committee, a compensation committee, an ethics, nominating and corporate governance committee, and an executive committee.

Audit Committee.   Our Board has established an audit committee in accordance with Section 3(a)(58)(A) of the Exchange Act. The audit committee operates pursuant to a written charter, which is attached as Appendix A to these proxy materials. From our inception through October 2005, the membership of the audit committee of the Board was comprised of Mr. Dullum, who served as chairman, Ms. English and Mr. Outland. Since October 2005, the membership of the audit committee has consisted of Mr. Parker, who serves as chairman, Ms. English and Mr. Dullum. In July 2005, the Board appointed Messrs. Adelgren and Coulon to serve as alternate members of the audit committee. Alternate members of the audit committee serve only in the event of an absence of a regular member of the audit committee. Each member and alternate member of the audit committee is an “independent director” as defined by Nasdaq rules and our own standards, and none of the members or alternate members of the audit committee are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act. The Board has unanimously determined that all members and alternate members of the audit committee qualify as “audit committee financial experts” within the meaning of the Securities and Exchange Commission (“SEC”) rules and regulations. In addition, the Board has unanimously determined that all audit committee members and alternate members are financially literate under current Nasdaq rules and that at least one member has financial management expertise. The audit committee is primarily responsible for oversight of the Company’s financial statements and controls, assessing and ensuring the independence, qualifications and performance of the independent registered public accounting firm, approving the independent registered public accounting firm services and fees and reviewing and approving the annual audited financial statements for the Company before issuance, subject to Board approval. No members of the audit committee received any compensation from the Company during the last fiscal year other than directors’ fees. The audit committee met six times during the last fiscal year.

Compensation Committee.   The compensation committee operates pursuant to a written charter and conducts periodic reviews of the Company’s investment advisory and management agreement with the Adviser (the “Advisory Agreement”), and the Company’s administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator”) to evaluate whether the fees paid to the Adviser under the Advisory Agreement, and the fees paid to the Administrator under the Administration Agreement, are in the best interests of the Company and its stockholders. The committee considers in such periodic reviews, among other things, whether the salaries and bonuses paid to its executive officers by the Adviser and the Administrator are consistent with the Company’s compensation philosophies and the performance of the Adviser, are reasonable in relation to the nature and quality of services performed, and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. From the Company’s inception through January 2006, the membership of the compensation committee was comprised of Messrs. Coulon and Outland. In January 2006, Mr. Mead was appointed as an additional member of the compensation committee. Each of Messrs. Coulon, Outland and Mead is an “independent director” as defined by Nasdaq rules, and is not considered an “interested person” of the Company, as such term is defined in the Investment Company Act. Mr. Coulon serves as the compensation committee chairman. The compensation committee met four times during the last fiscal year.

Ethics, Nominating and Corporate Governance Committee.   The ethics, nominating and corporate governance committee operates pursuant to a written charter and has the exclusive right to recommend candidates for election as directors to the Board. A copy of the committee’s charter is available on the Company’s website at www.gladstoneinvestment.com. The ethics, nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age, having business experience, and possessing high moral character. The committee’s process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the committee’s process for identifying and evaluating nominees includes reviewing such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term. In the case of new director candidates, the committee first determines whether the nominee must be independent for Nasdaq purposes or whether the candidate must not be considered an “interested person” as defined in the Investment Company Act, which determination is based upon the Company’s charter and bylaws, applicable securities laws, the rules and regulations of the SEC, Nasdaq rules, and the advice of counsel, if necessary. The committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The committee then meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote.

The committee will consider director candidates recommended by stockholders provided the procedures set forth below are followed by stockholders in submitting recommendations. The committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not.

Stockholders who wish to recommend individuals for consideration by the ethics, nominating and corporate governance committee to become nominees for election to the Board may do so by submitting a written recommendation to the Secretary of the Company at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102. Submissions must include sufficient biographical information concerning the recommended individual, including age, five year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships (if any), for the committee to consider. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. Recommendations received by May 11, 2007 will be considered for nomination at the 2007 Annual Meeting of Stockholders. Recommendations received after May 11, 2007 will be considered for nomination at the 2008 Annual Meeting of Stockholders.

The Board may appoint not fewer than two members to the ethics, nominating and corporate governance committee. Currently, the membership is comprised of Messrs. Adelgren and Coulon, each of whom is considered an “independent director” under Nasdaq rules, and neither of whom is considered an “interested person” of the Company, as such term is defined in the Investment Company Act.

Mr. Adelgren serves as the chairman of the ethics, nominating and corporate governance committee. The committee met four times during the last fiscal year.

Executive Committee.   The executive committee has the authority to exercise all powers of the Board, except for actions that must be taken by the full Board under the Delaware General Corporation Law, including electing the Chairman of the Board and the President. The Board may appoint not fewer than three members to the executive committee. Currently, the membership is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee did not meet during the last fiscal year.

During the fiscal year ended March 31, 2006, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served. The Company does not have a formal policy regarding attendance by directors at annual meetings of stockholders but encourages such attendance.

Code of Ethics

The Company has adopted a code of business conduct and ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, and all employees, officers and directors. The Company has posted a copy of its code of ethics on its website at www.gladstoneinvestment.com. We intend to provide disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website within four days of its effectiveness.

Independent Registered Public Accounting Firm

The audit committee of the Board has selected PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2007. Given PwC’s experience and presence in the accounting profession, the Company’s audit committee, which is composed entirely of independent directors who are not considered to be “interested persons” as that term is defined in the Investment Company Act, and the Company’s full Board of Directors determined that it was not necessary to submit the selection of PwC as the Company’s independent registered public accounting firm to the stockholders for ratification. If the Board of Directors or the audit committee has any significant question as to PwC’s ability to serve as the Company’s independent registered public accounting firm, the audit committee would either seek to engage another accounting firm or, if the committee nevertheless elects to retain PwC as the Company’s independent registered public accounting firm, the Board of Directors would seek ratification of the selection of PwC by the Company’s stockholders. PwC audited the Company’s financial statements in its first fiscal year, ended March 31, 2006. Representatives of PwC are expected to be present at the Annual Meeting, and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees

The following table represents aggregate fees billed to the Company for the fiscal year ended March 31, 2006 by PwC, the Company’s independent registered public accounting firm. All fees described in the table below were approved by the audit committee.

2006
Audit Fees(1)	$144,370
Audit-related Fees(2)	$365,600
Tax Fees	$3,500
All Other Fees	$0
$513,470

(1)          “Audit Fees” consist of $100,000 in fees for the Company’s 2006 Audit, and $44,370 in fees for services related to the Company’s initial public offering.

(2)          “Audit-related Fees” consist primarily of fees for services related to due diligence engagements in connection with proposed investments by the Company, which engagements were pre-approved by the Audit Committee.

The aggregate non-audit fees billed by PwC for services rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company from June 22, 2005 (commencement of operations of the Company) to March 31, 2006, was $5,500. All of these fees were for professional services rendered to the Adviser for tax services.  The Audit Committee has considered whether, and believes that the rendering of these services to the Adviser is compatible with maintaining the independent registered public accounting firm’s independence.

Pre-Approval Policies and Procedures

The audit committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, PwC. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the audit committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting.

The audit committee has determined that the rendering of the services other than audit services by PwC is compatible with maintaining the independent registered public accounting firm’s independence.

Report of the Audit Committee of the Board Of Directors(1)

The following is the report of the audit committee with respect to the Company’s audited financial statements for the fiscal year ended March 31, 2006.

The audit committee has reviewed and discussed the Company’s audited financial statements with management and PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), the Company’s independent registered public accounting firm, with and without management present. The audit committee included in its review results of the independent registered public accounting firm’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The audit committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC. The audit committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The audit committee also has discussed with PricewaterhouseCoopers matters relating to the independent registered public accounting firm’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 61 (Communications with Audit Committees). In addition, the audit committee has discussed with PricewaterhouseCoopers their independence from management and the Company, as well as the matters in the written disclosures received from PricewaterhouseCoopers and required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The audit committee received a letter from PricewaterhouseCoopers confirming their independence and discussed it with them. The audit committee discussed and reviewed with PricewaterhouseCoopers the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of PricewaterhouseCoopers’ audits and all fees paid to PricewaterhouseCoopers during the fiscal year. The audit committee adopted guidelines requiring review and pre-approval by the audit committee of audit and non-audit services performed by PricewaterhouseCoopers for the Company. The audit committee has reviewed and considered the compatibility of PricewaterhouseCoopers’ performance of non-audit services with the maintenance of PricewaterhouseCoopers’ independence as the Company’s independent registered public accounting firm.

(1)          This report is made by the members of the audit committee from October 2005 through March 31, 2006. Prior to October 2005, the audit committee was comprised of David A.R. Dullum (Chairman), Michela A. English, and John H. Outland. The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Based on the audit committee’s review and discussions referred to above, the audit committee recommended to the board of directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006 for filing with the SEC. In addition, the audit committee has engaged PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2007.

The Audit Committee

Anthony W. Parker, Chairman
Michela A. English
David A.R. Dullum

Compensation of Directors

Summary of Compensation

The following table shows, for the fiscal year ended March 31, 2006, compensation awarded to or paid to the directors who are not executive officers of the Company (the “non-employee directors”) for all services rendered to the Company during this period. No compensation is paid to directors who are executive officers of the Company for their service on the Board of Directors. No information has been provided with respect to executive officers of the Company because our executive officers are employees of our Adviser and do not receive any direct compensation from us.

		Pension or		Total
	Aggregate	Retirement		Compensation
	Compensation	Benefits Accrued	Securities	From Company
	From the	as Part of Company	Underlying	Paid to
Name of Person, Position	Company	Expenses	Options	Directors
Paul Adelgren	$26,000	$0	0	$26,000
Director
Maurice W. Coulon	$26,000	$0	0	$26,000
Director
David A.R. Dullum	$28,000	$0	0	$28,000
Director
Michela A. English	$26,000	$0	0	$26,000
Director
John H. Outland	$23,000	$0	0	$23,000
Director
Anthony W. Parker	$25,000	$0	0	$25,000
Director
Gerard Mead	$6,000	$0	0	$6,000
Director

Stock Option Grants And Exercises

The Company does not issue stock options and therefore has no information to report relating to stock option grants and exercises for the Company’s three highest paid executive officers.

Employment Agreements

The Company is not a party to any employment agreements. Messrs. Gladstone, Brubaker and Stelljes have entered into employment agreements with the Adviser, whereby they are direct employees of the Adviser. The employment agreement of Mr. Stelljes provides for his nomination to serve as the Company’s President and Chief Investment Officer.

Compensation of Directors

As compensation for serving on the Board during the fiscal year ended March 31, 2006, each of the non-employee directors received an annual fee of $20,000, a Board meeting fee of $1,000 per each meeting of the Board attended, and an additional $1,000 committee meeting fee for attending each committee meeting if such committee meeting took place on a day other than when the full Board met.  In addition, the chairpersons of each committee of the Board received an annual fee of $2,000 for their additional services in these capacities.  Effective at the beginning of the current fiscal year, the Company changed the compensation of its committee chairpersons. The Audit Committee chairman now receives an annual fee of $3,000, and the chairmen of each of the Compensation and Ethics, Nominating and Corporate Governance Committees receive annual fees of $1,000.  The Company also reimburses its directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board.  During the fiscal year ended March 31, 2006, the total cash compensation paid to non-employee directors was $160,000.

Report of the Compensation Committee of the Board of Directors on
Executive Compensation

The Company’s Chief Executive Officer, Chief Operating Officer, and Chief Investment Officer are salaried employees of the Adviser, which is an affiliate of the Company. Pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Adviser, the Adviser pays the salaries and other employee benefits of the investment professionals and other persons in its organization who render services for the Company, including without limitation certain persons who may from time to time act as the Company’s officers or directors.

The Company’s Chief Financial Officer and Treasurer are salaried employees of Gladstone Administration, LLC, a wholly-owned subsidiary of the Adviser which is controlled by the Company’s Chief Executive Officer (the “Administrator”). Pursuant to an Administration Agreement (the “Administration Agreement”) with the Administrator, the Administrator pays the salaries and other employee benefits of the Company’s Chief Financial Officer, Controller, Chief Compliance Officer and their respective staff.

Compensation Philosophy

The compensation committee provides a critical oversight function with respect to the Advisory and Administration Agreements. For its long-term success and enhancement of long-term stockholder value, the Company depends on the management and analytical abilities of its executive officers, who are employees of, and are compensated by, the Adviser and the Administrator. During the last fiscal year, the compensation committee implemented the Company’s philosophies of attracting, retaining and rewarding executive officers and others who contribute to the long-term success of the Company and motivating them to enhance stockholder value through its oversight of the compensation practices of the Adviser and the Administrator under the terms of the Advisory and Administration Agreements. Key elements of the Company’s compensation philosophy are:

•       Ensuring that base salary paid to the Company’s executive officers is competitive with other leading financial services companies with which the Company competes for talented investment professionals;

•       Ensuring that bonuses paid to the Company’s executive officers are sufficient to provide motivation to achieve the Company’s principal business and investment goals and to bring total compensation to competitive levels; and

•       Providing significant long-term incentives to ensure that the Company’s executive officers are motivated over the long term to achieve the Company’s business and investment objectives.

Base Salary and Bonuses

The compensation committee fulfills its oversight role by conducting periodic reviews of the Advisory and Administration Agreements on at least an annual basis and with sufficient frequency to determine that the fees paid to the Adviser under the Advisory Agreement, and to the Administrator under the Administration Agreement, are in the best interests of the stockholders. The compensation committee has considered in the review whether the salaries and bonuses paid to its executive officers by the Adviser and the Administrator are consistent with the Company’s compensation philosophies as described above. The compensation committee has also reviewed the performance of the Adviser and the Administrator to determine whether the compensation paid to the Company’s executive officers is reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. Specifically, the Committee has considered factors such as:

•       the pay practices of the Adviser in relation to those of leading financial services companies with which the Adviser competes to attract and retain talented investment professionals;

•       the amount of fees paid to the Adviser and the Administrator in relation to the Company’s size and the composition and performance of the Company’s investments;

•       the ability of the Adviser and the Administrator to hire, train, supervise and manage new employees as needed to effectively manage the Company’s future growth;

•       the success of the Adviser in generating appropriate investment opportunities;

•       rates charged to other investment entities by advisers and administrators performing similar services;

•       additional revenues realized by the Adviser, the Administrator and their affiliates through their relationship with the Company, whether paid by the Company or by others with whom the Company does business;

•       the value of the Company’s assets each quarter;

•       the quality and extent of service and advice furnished by the Adviser and the Administrator and the performance of the Company’s investment portfolio;

•       the quality of the Company’s portfolio relative to the investments generated by the Adviser for its other clients; and

•       the extent to which bonuses paid by the Adviser reflect its achievement of the Company’s principal business and investment objectives of generating income for the Company’s stockholders in the form of monthly cash distributions that grow over time and increasing the value of the Company’s stock.

The Board may, pursuant to the terms of each of the Advisory and Administration Agreements, terminate either of the agreements at any time and without penalty, upon sixty days’ prior written notice to the Adviser or the Administrator. In the event of an unfavorable periodic review of the performance of the Adviser or the Administrator in accordance with the criteria set forth above, the compensation committee would provide a report to the Board of its findings and provide suggestions of remedial measures, if any, to be sought from the Adviser or the Administrator. If such recommendations are, in the future, made by the compensation committee and are not implemented to the satisfaction of the compensation committee, it may recommend exercise of the Company’s termination rights under the Advisory Agreement or the Administration Agreement.

Long-Term Incentives.

The Company’s long-term incentive program consists of incentive fees payable to the Adviser under the Advisory Agreement in the event that the Adviser reaches certain milestones. The compensation committee believes that the incentive structure provided for under the Advisory Agreement is an effective means of creating long-term stockholder value and promoting executive retention. In addition to a base management fee, the Advisory Agreement provides for an income-based incentive fee which will reward the Adviser if the Company’s quarterly net investment income (before giving effect to the incentive fee) exceeds 1.75% of the Company’s net assets. The agreement also provides for a capital gains-based incentive fee, whereby the Adviser will receive a fee equal to 20% of the Company’s realized capital gains (net of realized capital losses and unrealized capital depreciation). Income realized by the Adviser from any such incentive fees will be paid by the Adviser to eligible employees in amounts based on their respective contributions to the Company’s success in meeting its goals of generating income and capital gains for the payment of dividends to its stockholders. This incentive compensation structure is designed to create a direct relationship between the compensation of our executive officers and other employees of our Adviser and the income and capital gains realized by the Company as a result of their efforts on the Company’s behalf. We believe that this structure rewards our executive officers and other employees of the Adviser for the accomplishment of long-term goals consistent with the interests of the Company’s stockholders.

The Company does not have a stock option plan for its employees. Regulations promulgated by the SEC prohibit a business development company, such as the Company, from implementing an incentive advisory fee while it has in place a stock option plan or any outstanding options.

Corporate Performance and Chief Executive Officer Compensation

The amount of Mr. Gladstone’s base salary paid by the Adviser for the fiscal year ended March 31, 2006, in respect of services rendered by Mr. Gladstone on behalf of all entities managed by the Adviser, was $200,000. Mr. Gladstone declined to accept any bonus for the year and requested that his bonus be allocated to the other employees of the Adviser. Taking into account (i) its belief that Mr. Gladstone is one of the leading CEOs of finance companies who has significant and broad-based experience in the finance industry; (ii) the scope of Mr. Gladstone’s responsibilities; and (iii) the Board’s confidence in Mr. Gladstone’s ability to lead the Company’s continued development, the Committee believes that the Adviser’s compensation of Mr. Gladstone is consistent with the Company’s compensation philosophies as described above.

During the fiscal year ended March 31, 2006, the Company achieved most of the Company’s corporate objectives. The Committee rated Mr. Gladstone’s individual performance as meeting all of its expectations.

Conclusion

Through the incentive structures of the Advisory Agreement described above, a significant portion of the Company’s compensation program is contingent on Company performance, and realization of benefits is closely linked to increases in income and capital gains available for distribution to the Company’s stockholders. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company’s business may result in highly variable compensation for a particular time period.

The Compensation Committee

Maurice W. Coulon, Chairman
John H. Outland
Gerard Mead

Compensation Committee Interlocks and Insider Participation

The Company’s compensation committee consists of Messrs. Coulon, Outland and Mead, none of whom were at any time during the last fiscal year officers or employees of the Company or its affiliates.

Certain Transactions

Advisory and Management Agreement

The Company has entered into the Advisory Agreement with the Adviser, pursuant to which the Adviser is responsible for managing the Company’s investments and day-to-day operations. Specifically, these responsibilities include: managing the investment and reinvestment of the Company’s assets, including identifying, evaluating, and structuring such investments; continuously reviewing, supervising and administering the Company’s investment program to determine in its discretion the securities to be purchased or sold and the portion of the Company’s assets to be held uninvested; offering to provide significant managerial assistance to the issuers of securities in which the Company is invested as required by the Investment Company Act; arranging debt financing for the Company; providing the Company with all required records concerning the Adviser’s efforts on behalf of the Company; and providing regular reports to the Company’s Board concerning the Adviser’s activities on behalf of the Company. In return for providing such services, the Advisory Agreement provides for a base management fee, to be assessed through March 31, 2006 at an annual rate of 2% computed on the basis of the Company’s gross invested assets, which are total assets less the cash and cash equivalent investments from the net proceeds of the Company’s initial public offering that are not invested in debt and equity securities of portfolio companies (the “Reduced Fee Basis”). The Advisory Agreement provides that, subsequent to March 31, 2006, the base management fee is assessed at an annual rate of 2% computed on the basis of the Company’s gross assets, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. However, the Adviser has agreed to a voluntary waiver which provides that it will continue to assess the base management fee on the Reduced Fee Basis through June 30, 2006. From the Company’s inception through December 31, 2005, the base management fee was payable monthly in arrears and calculated based on the value of the Company’s gross invested assets as of the end of each month. Thereafter, the fee has and will be determined and payable on a quarterly basis. Based upon an analysis of publicly available information, the Board believes that these fees are reasonable in light of the specialized investment program of the Company and in line with the customary external fees paid in the industry for mezzanine fund and subordinated debt funds that are externally managed and have in place an equity incentive plan.

Administration Agreement

The Company entered into the Administration Agreement with the Administrator, pursuant to which Gladstone Administration furnishes the Company with office facilities, equipment and clerical, bookkeeping and regulatory compliance services at such facilities and performs, or oversees the performance of the Company’s required administrative services. Such required administrative services include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.

Under the Administration Agreement, the Company pays separately for its allocable portion of the Administrator’s overhead expenses in performing its obligations, including rent, and the Company’s allocable portion of the salaries and benefits expenses of its Chief Financial Officer, Chief Compliance Officer and Controller and their respective staffs. Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under both the Advisory Agreement and the Administration Agreement are similar to those of the agreements of other business development companies that do not have equity incentive plans with their external investment advisers.

David Gladstone, Terry Lee Brubaker, and George Stelljes III are all officers and directors of the Adviser and managers of the Administrator, and Harry Brill and Gary Gerson are officers of the Adviser. David Gladstone is the controlling stockholder of the Adviser, which is the sole member of the Administrator. Although the Company believes that the terms of the Advisory Agreement and the Administration Agreement are no less favorable to the Company than those that could be obtained from unaffiliated third parties in arms’ length transactions, the Adviser, its officers and its directors have a material interest in the terms of these agreements.

Indemnification

In our certificate of incorporation and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Delaware law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer’s or director’s duties, or reckless disregard of his or her obligations and duties.

ADDITIONAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of the Company’s common stock as of May 31, 2006 by (i) all executive officers and directors of the Company, individually and as a group; and (ii) all those known by the Company to be beneficial owners of more than five percent of its common stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102.

	Beneficial Ownership(1)
				Aggregate Dollar
				Range of Equity
			Dollar Range of	Securities of all
			Equity	Funds Overseen
			Securities	by Directors in
			of the Company	Family of
			Owned	Investment
	Number of	Percent of	by Directors	Companies
Name and Address	Shares	Total	(2)	(2)(3)
Executive Officers and Directors:
David Gladstone	103,161	*	Over $100,000	Over $100,000
Terry Lee Brubaker(4)	10,476	*	Over $100,000	Over $100,000
George Stelljes III	5,171	*	$50,001-$100,000	Over $100,000
Harry T. Brill, Jr.	750	*	$10,001-$50,000	Over $100,000
Gary Gerson(5)	434	*	$1,000-$10,000	$1,000-$10,000
Anthony W. Parker	3,619	*	$50,001-$100,000	Over $100,000
David A.R. Dullum(6)	9,000	*	Over $100,000	Over $100,000
Michela A. English	1,000	*	$10,001-$50,000	Over $100,000
Paul Adelgren	0	*	None	Over $100,000
Maurice Coulon	0	*	None	Over $100,000
John H. Outland	1,000	*	$10,001-$50,000	Over $100,000
Gerard Mead	0	*	None	$1,000-$10,000
All executive officers and directors as a group (12 persons)	130,550	*	N/A	N/A
Other Stockholders:
Burgundy Asset Management Ltd.(7)	1,483,173	9.0%	N/A	N/A
181 Bay Street, Suite 4510 Toronto, Ontario M5J 2T3

*                    Less than 1%

(1)          This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on  16,560,100 shares outstanding on May 31, 2006, adjusted as required by rules promulgated by the SEC.

(2)          Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(3)          Each of our directors and executive officers is also a director or executive officer, or both, of Gladstone Capital Corporation, our affiliate and a business development company, and Gladstone Commercial Corporation, our affiliate and a real estate investment trust, each of which is also externally managed by the Adviser.

(4)          Includes 2,000 shares held by Mr. Brubaker’s spouse.

(5)          Includes 334 shares held by Mr. Gerson’s spouse.

(6)          Includes 1,000 shares held by Mr. Dullum’s spouse.

(7)          This information has been obtained from a Schedule 13G filed by Burgundy Asset Management Ltd. (“Burgundy”) with the SEC on February 14, 2006. According to the Schedule 13G, Burgundy had sole voting and investment power with respect to all 1,483,173 shares reported as beneficially owned.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 2006, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

PERFORMANCE MEASUREMENT COMPARISON(1)

The following graph shows the total stockholder return of an investment of $100 in cash on June 23, 2005 for (i) the Company’s common stock, (ii) the Standards & Poor’s 500 Index (the “S&P 500”) and (iii) the Company’s peer group.(2) All values assume reinvestment of the full amount of all dividends and are calculated as of June 23, 2005 (the first day of trading of the Company’s Common Stock) and March 31, 2006:

	June 23, 2005	March 31, 2006
Gladstone Investment Corporation	$100.00	$103.11
S&P 500	$100.00	$107.84
Peer Group	$100.00	$109.57

(1)          The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2)          The Company’s peer group is composed of Allied Capital Corporation, American Capital Strategies, Ltd., and Capital Southwest Corp. The returns of each company assume reinvestment of dividends and have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Gladstone Investment Corporation stockholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Harry T. Brill, Jr., Chief Financial Officer, at the address set forth on the cover page of this proxy statement or contact Mr. Brill at (703) 287-5800. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Terry L. Brubaker
Secretary

June 30, 2006

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended March 31, 2006 is available without charge upon written request to our Investor Relations Manager, Kelly Sargent, at the following address: Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102. You may also request a copy free of charge by calling our toll-free investor relations line at 1-866-366-5745. The Annual Report and 10-K are also available without charge from the Company’s web site at www.gladstoneinvestment.com.

APPENDIX A

AUDIT COMMITTEE CHARTER

GLADSTONE INVESTMENT CORPORATION

GLADSTONE INVESTMENT CORPORATION

AUDIT COMMITTEE CHARTER

ARTICLE I
PURPOSE

The purpose of the Audit Committee is to assist the Board of Directors of Gladstone Investment Corporation (the “Company”) in undertaking and fulfilling its oversight responsibilities in connection with:

(a)    reviewing the financial reports and other financial information prepared by the Company for submission to any governmental or regulatory body or the public and monitoring the integrity of such financial reports;

(b)   reviewing the Company’s systems of internal controls established for finance, accounting, legal compliance and ethics;

(c)    reviewing the Company’s accounting and financial reporting processes generally and the audits of the financial statements of the Company;

(d)   monitoring compliance with legal regulatory requirements;

(e)    monitoring the independence and performance of the Company’s independent public accountants; and

(f)    providing effective communication between the Board, senior and financial management and the Company’s independent public accountants.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full power and all necessary resources to retain special legal, accounting or other consultants to advise the Committee.

ARTICLE II
MEMBERSHIP AND TERM

2.1.   Membership.   The Audit Committee shall consist of at least three members of the Company’s Board of Directors. Committee members shall meet the independence requirements of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (“Commission”). Accordingly,

(a)    The Committee shall be composed entirely of Directors who are not “interested persons” (as defined in the Investment Company Act of 1940);

(b)   Each member of the Committee must be an independent, nonexecutive director free from any relationship that, in the judgment of the Board, may interfere with the exercise of the member’s independence;

(c)    Each member of the Committee must not receive any payments from the Company other than in such member’s capacity as a director;

(d)   Each member of the Committee must be financially literate(1) at the time of appointment to the Committee; and

(e)    At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

2.2.   Term.   The members of the Committee shall be appointed for a one year term by the Board at its annual meeting. Any vacancy occurring in the Committee shall be filled by the Board. Any such Committee member so elected shall hold office for a term expiring at the Board’s next annual meeting. Unless a Chairman of the Committee is designated by the Board, the members of the Committee will elect a Chairman by formal vote of the Committee’s full membership.

ARTICLE III
RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

The Company’s independent public accountants shall be accountable to the Committee. The Committee will ascertain that the independent public accountants will be available to the full Board at least annually (and more frequently if deemed appropriate by the Committee) to provide the Board with a timely analysis of significant financial reporting issues. The Committee will not engage the independent public accountants to perform any services set forth on Section 10(A)(g) of the Exchange Act.

ARTICLE IV
MEETINGS

The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require, all in accordance with the Company’s charter and bylaws.

a.      The Committee shall meet at least annually with management of the Company and with the Company’s independent public accountants to discuss any issues arising from the Committee’s oversight obligations.

b.     The Committee shall meet at least annually with the independent public accountants (outside the presence of management) to discuss any issues arising from the Committee’s oversight obligations.

c.      The Committee shall meet at least annually with management (outside the presence of the independent public accountants) to discuss management’s evaluation of the work performed by the independent public accountants and the appropriateness of their fees.

d.     The Committee shall keep minutes of each meeting and those minutes shall be reported to the Board of Directors.

(1)    The term “financial literacy” means that a member of the Committee must have the ability to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. The term “financial literacy” does not mean that a member must have a chief financial officer’s or accounting practitioner’s understanding of generally accepted accounting principles, consistently applied, as adopted in the United States of America by the Financial Accounting Standards Board (“GAAP”).

ARTICLE V
RESPONSIBILITIES

The following functions are the common recurring activities of the Committee in carrying out its oversight role. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

(a)    Review and reassess the adequacy of this Committee and its Charter not less than annually and recommend any proposed changes to the Board for consideration and approval.

(b)   Review with management and the independent public accountants the audited financial statements and related footnotes, and the clarity of the disclosures in the financial statements, to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of Form 10-K) prior to the filing of the Form 10-K, including a review of major issues regarding accounting and auditing principles and practices and any related party transactions as well as the adequacy of internal controls that could significantly affect the Company’s financial statements, and review and consider with the independent public accountants the matters required to be discussed by Statement on Auditing Standards (“SAS”) 61.

(c)    Review with management and the independent public accountants their judgments about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity and transparency of the disclosures in the financial statements.

(d)   Prepare the report required by the rules of the Securities and Exchange Commission regarding the Committee, to be included in the Company’s annual proxy statement. The Committee will include a statement within such report on whether the Committee has recommended that the financial statements be included in the Form 10-K. The Committee should also ensure that a copy of the Committee’s Charter is included within the Company’s proxy statement at least once every three years.

(e)    Discuss with the independent public accountants and management whether the Company’s quarterly financial statement as well as significant events, transactions and changes in accounting estimates were considered by the independent public accountants (after performing their required quarterly review) to have affected the quality of the Company’s financial reporting. Such review will occur prior to the Company’s filing of the Form 10-Q and, to the extent practicable, prior to the quarterly earnings release.

(f)    Review the Company’s disclosures contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q or other pertinent form, as applicable.

(g)    Meet periodically with management and the independent public accountants to review the Company’s major financial risk exposures and the steps taken to monitor and control such exposures.

(h)   Discuss with management and the independent public accountants the effect of regulatory and accounting initiatives, including pronouncements by the Financial Accounting Standards Board, the Securities and Exchange Commission and other agencies or bodies, on the Company’s financial statements.

(i)    Review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer, or the Company’s disclosure committee or any member thereof, during their certification process for the Form 10-K or Form 10-Q, as appropriate, about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

(j)     Review any relevant financial reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent public accountants.

(k)   Review and discuss quarterly reports from the independent public accountants       regarding:

(i)    all critical accounting policies and practices to be used;

(ii)   all alternative disclosures and treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountant; and

(iii)  other material written communications between the independent public accountant and management, such as any management letter or schedule of unadjusted differences.

(l)    Obtain from the independent public accountants their recommendation regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and the correction of controls deemed to be deficient. After the completion of the audit, the Committee shall review with the independent public accountants any problems or difficulties the independent public accountants may have encountered.

(m)  Receive periodic reports from the independent public accountants regarding relationships between the independent public accountants and the Company consistent with Independence Standards Board Standard Number 1. The Committee shall also discuss with the independent public accountants any such disclosed relationships and their impact on the independent public accountants’ independence. The Committee shall take appropriate action to ensure the continuing objectivity and independence of the independent public accountants.

(n)   The Committee shall have the sole authority to appoint or replace the independent public accountants (subject, if applicable, to stockholder ratification).

(o)   The Committee shall be directly responsible for the compensation and oversight of the work of the independent public accountants (including resolution of disagreements between management and the independent public accountant regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent public accountants shall report directly to the Committee.

(p)   The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Company by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Committee prior to the completion of the audit). The Chairman of the Committee will have the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Committee at its next scheduled meeting. The Company will provide for appropriate funding as determined by the Committee, for payment of compensation to the independent public accountants, to any consultants, experts or advisors engaged by the Committee, and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

(q)   Adopt procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees, as well as employees of any investment adviser, administrator, principal underwriter or any other provider of accounting related services of or to the Company, of concerns regarding questionable accounting or auditing matters.

(r)    Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure the continuing independence of the Company’s independent public accountants, it is appropriate to adopt a policy of rotating the independent public accountants itself on a regular basis.

(s)    Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent public accountants who participated in any capacity in the audit of the Company.

(t)    Review with the Company’s counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

(u)   Review and approve any transactions between the Company and related parties.

(v)    Conduct or authorize investigation into any matters within the Committee’s scope of responsibilities with full access to all books, records, facilities and personnel of the Company and direct access to the independent public accountants. The Committee has the ability to retain, at the Committee’s request, special legal, accounting or other consultants, experts or advisors it deems necessary in the performance of its duties.

(w)   Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the audit of the Company, as the Committee may, in its discretion, determine to be advisable.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with the generally accepted accounting principles. This is the responsibility of management and the independent public accountants.

The Committee recognizes that the Company’s management is responsible for preparing the Company’s financial statements, and the independent public accountants are responsible for auditing or reviewing those financial statements in compliance with applicable law. The Committee also recognizes that management of the Company and the independent public accountants have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibility, the Committee will not provide any special assurances as to the Company’s financial statements or any professional certification as to the independent public accountants’ work.

The date of the adoption of this charter by the Audit Committee was June 22, 2005.

The date of the adoption of this charter by the Board of Directors of the Company was June 22, 2005

▼ DETACH PROXY CARD HERE ▼

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.	☒ Votes must be indicated (x) in Black or Blue ink.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR DIRECTOR LISTED BELOW.

Proposal I: To elect three directors to hold office until the 2009 Annual Meeting of Stockholders and one director to hold office until the 2008 Annual Meeting of Stockholders.

FOR all nominees listed	☐	WITHHOLD AUTHORITY to vote for all nominees listed	☐	FOR all except*	☐

Nominee: (2009) David A. R. Dullum
Nominee: (2009) Maurice W. Coulon
Nominee: (2009) Terry Lee Brubaker
Nominee: (2008) Gerard Mead

To withhold authority to vote in favor of any nominee, mark “FOR all except” and write the name of the nominee below.

*Exceptions ________________________________________________________

In their discretion, the proxies are authorized to vote on any other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name or names appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executor, administrator, trustee, guardian and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Date Share Owner sign here	Co-Owner sign here

GLADSTONE INVESTMENT CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 10, 2006

The undersigned hereby appoints Harry Brill and George Stelljes III, and each of them acting individually, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Gladstone Investment Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Gladstone Investment Corporation to be held at the Hilton McLean at 7920 Jones Branch Drive, McLean, VA 22102, on Thursday, August 10, 2006 at 11:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

Unless a contrary direction is indicated, this proxy will be voted in favor of each of the nominees listed in Proposal I, as more specifically described in the proxy statement. If specific instructions are indicated, this proxy will be voted in accordance therewith.

(Continued and to be signed on reverse side)

To change your address, please mark this box	☐	GLADSTONE INVESTMENT P.O. BOX 11046 NEW YORK, N.Y. 10203-0046